EXHIBIT 10.1


                             INTERCREDITOR AGREEMENT

     This Intercreditor Agreement ("Agreement") is entered into effective September 22, 2005, between Nottingham Mayport, LLC ("NML"), Dutchess Private Equities Fund LP and Dutchess Private Equities Fund II LP (collectively, "Dutchess") and Bob (Robert) Unger ("Unger") (collectively, the "Creditors") and Network Installation Corp., a Nevada corporation ("NIC") and Kelley Communication Company, Inc., a Nevada corporation ("KCCI") (collectively, "Borrower").

                                    RECITALS:

     A. Creditors wish to advance credit (the "Loan") to the Borrower to be evidenced by one or more promissory notes (the "Note"). Additionally, since October 2003, NIC has secured financing ("Financing") with Dutchess through the issuance of its convertible debentures ("Debentures") and may from time continue to issue its Debentures to Dutchess ("Future Financing"). Payment of the Note and Debentures will be secured by a Security Agreement granting to Creditors a security interest in certain assets of Borrower (the "Collateral") on a pari passu and pro rata basis. The Note, Debentures and all other documents and instruments evidencing, securing or relating to the Loan, Financing or Future Financing are hereinafter sometimes collectively referred to as the "Loan Documents."

     B. The Creditors desire to set forth their mutual understanding, acknowledgment and agreement with respect to their respective rights and priorities under the Loan Documents.

     NOW, THEREFORE, in consideration of the recitals and agreements herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS:

     1.     Priority  of  Lenders.  Neither of the Creditors shall have priority
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over  any  of  the  other  Creditors with respect to rights against the Borrower under the Loan Documents, provided that the Creditors intend that their relative burdens and benefits from enforcement of the Loan Documents shall be proportionate to the amounts owed to each Lender under the Loan Documents. The Creditors will share a security interest in the Collateral on a pari passu basis in proportion to the amounts owed to each Lender under the Loan Documents.

     2.     Default  Under  the  Loan  Documents.
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          2.1     Notice  of  Default.  Upon  the  occurrence  of any default or
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event  of  default  ("Default")  under any of the Loan Documents, the party with knowledge of such Default shall provide written notice to any other party who lacks such knowledge within five (5) days of learning of such Default. The parties agree that a Default under any of the Loan Documents shall be a Default under the other Loan Documents, and vice versa.

     2.2     Enforcement  Action and Sharing of Recoveries.  Prior to exercising
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any  rights  or  remedies  under  the Loan Documents, the parties shall reach an agreement on the enforcement action to be taken, if any, and the timing of such action, taking into account any rights of senior lenders and senior lienholders. Unless agreed to otherwise in writing, enforcement action taken under the Loan Documents shall be taken in such a way that the rights and remedies of he Creditors are in proportion to the amount owed to each Creditor by Borrower under the Loan Documents. If the Creditors are unable to reach an agreement regarding enforcement of the respective loan documents within ten business days of written notice by either to the other, then, notwithstanding the procedures for settling the disagreement under Section 2.5, the Creditors shall be obligated (and shall be deemed to have agreed to and authorized) to pursue any and all remedies at law and in equity, as may be selected by Agent of the Creditors (as defined in Section 2.3), including without limitation suit on the Notes, Debentures or foreclosure of the Collateral, to the maximum extent allowed by law, without any requirement to make an exclusive election but with authority vested in Agent to make any such election or to elect to take no action in light of rights of senior lenders or senior lienholders. All monies collected in connection with enforcement action (excluding payment voluntarily made in the absence of a default) from any source whatsoever, shall be first be applied to the costs and expenses, including attorneys' fees, incurred in pursuing the enforcement action and obtaining the recovery. The remaining monies shall be distributed to the parties on a pari passu basis in proportion to the amounts owed to each Lender under the Loan Documents (including principal and interest under the Notes and Debentures).

          2.3     Control  of  Enforcement  Action;  No Liability or Warranties.
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Dutchess  is  authorized to act as agent of the Creditors ("Agent") for purposes of enforcement of rights of the Creditors under the Loan Documents. Once agreement has been reached among Creditors under Section 2.2, the Agent shall be authorized to take all actions and execute all documents as he may deem appropriate to effectuate such agreement. If the Creditors are unable to reach agreement and are therefore deemed to have reached agreement under Section 2.2, the Agent may determine in its sole discretion whether and when to commence enforcement action and shall act as agent for the Creditors, exercising sole control over all matters relating to the enforcement action on behalf of the parties, and in that regard the Agent shall be permitted to take into consideration any required consent of senior creditors or senior lienholders. The Agent will provide information regarding the status of enforcement action taken and the costs associated therewith on a regular basis, but no less than monthly.

2.4     Arbitration.  If  there  is any dispute among the parties regarding this
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Agreement, the parties may seek resolution of such dispute by arbitration, which shall be the exclusive means of resolving such dispute. If the parties are unable to reach agreement on the enforcement action to be taken and the timing thereof, the Agent shall be authorized to act as provided in Section 2.2, but the parties may simultaneously seek resolution of any such dispute by arbitration, which shall be the exclusive means of resolving such dispute. Arbitration may be initiated by either party by making a written demand for arbitration on the other party. The demand shall contain a statement setting forth the nature of the dispute, the resolution sought. Within five (5) business days of that demand, the parties shall select one arbitrator. If for any reason, the parties are unable to agree upon the selection of the arbitrator within seven (7) calendar days after a notice of arbitration is given, then the arbitrator shall be selected in the manner provided for by the Arizona Uniform
Arbitration Act, A.R.S.   12-1501, et seq.  The arbitrator and the parties shall
schedule a hearing promptly and the arbitrators shall render a decision no more than 21 days after such arbitrator's selection. Any decision of the arbitrator shall be final, binding and conclusive upon the parties. Costs of the arbitration shall be shared by the parties. All other aspects of this binding arbitration shall be governed by the Arizona Uniform Arbitration Act and, to the extent consistent with such Act, the rules of the American Arbitration Association unless the parties agree otherwise at the time. These arbitration procedures require that unless the Creditors agree otherwise, the parties use them exclusively rather than litigation as a means of resolving their disputes hereunder or to determine the consequences of a default and the implementation of the remedies therefore. Notwithstanding any other provision of this section to the contrary, if a party wishes to seek interim relief, whether affirmative or prohibitive, in the form of a temporary restraining order or preliminary injunction or other interim equitable relief concerning a dispute including without limitation declaratory relief, provisional remedies, special action relief, stay proceedings in connection with special action relief and any similar relief of an interim nature, either before beginning or at any point in the arbitration procedures, such party may initiate the appropriate litigation to obtain such relief ("Equitable Litigation"). Nothing herein shall be construed to suspend or terminate the obligation of the Creditors to promptly to proceed with the arbitration procedures concerning the dispute that is the subject of such Equitable litigation while such Equitable Litigation and any appeal therefrom is pending. Notwithstanding any contrary provisions of the Arizona Rules of Civil Procedure or the Federal Rules of Civil Procedure, the parties agree there shall be no consolidation of any hearing for preliminary injunction in the Equitable Litigation with a trial of an action for permanent injunction on the same matter. Regardless of whether such interim relief is granted or denied or such Equitable Litigation is pending or any appeal is taken from the grant or denial of such relief, at all times the parties shall diligently proceed to complete the arbitration procedures. Any interim or appellate relief granted in such Equitable Litigation shall remain in effect until, and only until, the arbitration procedures concerning the dispute that is the subject of such Equitable Litigation result in a settlement agreement or the issuance of an arbitration decision which shall be binding and final and shall supercede and nullify any decision in the Equitable Litigation.

     3.     Borrower's Other Obligations.  This Agreement shall not be deemed or
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construed to determine any rights or priorities of the Creditors with respect to any obligations of Borrower to either of them except obligations under the Loan Documents.

     4.     Review  of  Loan Documents.  The Creditors acknowledge that each has
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received  and  reviewed  (and  had an opportunity to have its counsel to review)
copies  of  the  Loan  Documents.

     5.     Notice  of Assignment.  In the event any party assigns any or all of
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his  rights  under  the  Loan  Documents  to  any  other  person or entity, such assignment shall be conditioned upon such entity or person assuming the obligations of the assigning party hereunder. Within ten (10) business days immediately following any such assignment, the assigning party shall deliver to the other party(s) copies of the documents evidencing such assignment and assumption.

     6.     Benefit  of  This  Agreement.  The  terms,  covenants and agreements
            ----------------------------
contained herein are solely for the benefit of the Creditors and their respective successors and assigns, and are not for the benefit of, and do not confer any rights or remedies on, Borrower or any other third party, and shall not, as against Borrower, in any way affect or limit the rights or remedies of any of the Creditors under the Loan Documents with respect to Borrower, or any collateral for any Loan.

     7.     Notices.  All  notices, demands, requests or other communications to
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be  sent  by  one  party  to  the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by (a) personal delivery (including by any messenger or courier service) (b) by electronic facsimile transmission or (c) by certified or registered U.S. mail, postage prepaid, with return receipt requested, as follows:
Nottingham  Mayport,  LLC:Attn:  James  H.  Click,  Jr.,  Manager
                              6725  East  Camino  Principal
                              Tucson,  Arizona  85715
                              Phone:  (520)  570-7343
                              Fax:  (520)  747-9965

With  a  copy  to:            Scott  DeWald,  Esq.
                              Lewis  and  Roca  LLP
                              40  North  Central  Avenue
                              Phoenix,  Arizona  85004
                              Phone:  (602)  262-5333
                              Fax:     (602)  262-5747

     Unger:                   Robert  Unger
                              1899  Hillsboro  Drive
                              Henderson,  NV  89014
                              Phone:  (702)  454-9331
                              Fax:  (702)  454-9332

          Dutchess:           Attn:  Douglas  Leighton
                              Dutchess  Capital  Management  LLC
                              50  Commonwealth  Ave.,  Suite  2
                              Boston,  MA  02116
                              Phone:  (617)  301-4701
                              Fax:  (617)  249-0947

Borrower:              Attn:  Michael  Kelley
                              Kelley  Communication  Company,  Inc.
                              5625  South  Arville  St.,  Suite  E
                              Las  Vegas.  NV  89118
                              Phone:  (702)  889-8777
                              Fax:  (702)  899-8237

                       Attn:  Jeffrey  Hultman
                              Network  Installation  Corp.
                              15235  Alton  Parkway,  Suite  200
                              Irvine,  CA  92618
                              Phone:  (949)  753-7551
                              Fax:  (949)  753-7499


Notice given by personal delivery shall be deemed given and received upon delivery to the appropriate address, if the delivery is made during normal business hours on a Business Day (and on the first Business Day following the day of delivery if the delivery is made other than during normal business hours on a Business Day). Notices shall be deemed given and received (i) if sent by electronic facsimile transfer, upon confirmed transmission, (ii) if sent by U.S. mail, upon two (2) business days after deposit in the U.S. mail, and (iii) if by personal delivery, upon receipt. Each party may from time to time designate, by a notice given as provided herein, a different notice address. The inability to deliver because of a changed address of which no notice was given, or rejection or other refusal to accept any notice shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by any party hereto may be given by the attorney for such party.

     8.     Reliance.  The  Creditors each hereby acknowledge that it is relying
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on  the  agreements made herein in connection with its determination to make the
Loan  to  Borrower.

     9.     Binding  Agreement.  This  Agreement shall be binding upon and inure
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to  the  benefit  of  the  parties  hereto  and  their respective successors and assigns.

     10.     Counterparts.  This  Agreement  may be executed concurrently in one
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or  more  counterparts by the parties, which counterparts together when executed by all of the parties shall for all purposes be deemed an original, but all of which together shall constitute one and the same instrument. Signatures produced by electronic facsimile transmission shall be accepted as originals.

     11.     Entire  Agreement.  This Agreement constitutes and incorporates the
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entire  agreement  between  the  Creditors concerning the subject matter of this
Agreement, and supersedes and cancels any prior understandings and agreements between the Creditors concerning the subject matter hereof.

12.     Use  of  Terms.  As  used herein, words in any gender shall be deemed to
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include  the  other  genders,  and  the  singular shall be deemed to include the plural,  and  vice  versa.

     13.     Severability.  If  any  provision  in  this Agreement shall be held
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invalid,  illegal  or  unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired thereby, nor shall the validity, legality or enforceability of any such defective provision be in any way affected or impaired in any other jurisdiction.

     14.     Modification,  Waiver,  Consent.  Any modification or waiver of any
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provision of this Agreement shall not be effective unless the same is in writing and signed by the party against whom enforcement is sought, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given.

     15.     Time  of  the  Essence.  Time  is of the essence in this Agreement.
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     16.     Governing  Law.  The provisions of this Agreement shall be governed
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by and construed in accordance with the law of the State of Nevada applicable to contracts made in such State. Any action or proceeding seeking to enforce any provision of, or based on any right or obligation arising out of, or to resolve any legal or factual disputes concerning, or other wise relating to this Agreement will be exclusively resolved by arbitration between the parties before a single arbitrator in Phoenix, Arizona under the American Arbitration Association rules. If the parties are unable to agree on an arbitrator, one will be appointed by the AAA. Any decision or award of the arbitrator will be final and binding on the parties, and judgment may be entered in any court having jurisdiction over the party against which the decision and award run.

     17.     Counsel.  This  Agreement has been drafted by Lewis and Roca LLP on
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behalf  of  NML.  The  Creditors  have been advised to seek their own counsel in connection  with  this  Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first above written.

NOTTINGHAM  MAYPORT,  LLC  ("NML"),  an  Arizona  Limited  Liability  Company


/s/  James  H.  Click,  Jr.
---------------------------
By:  James  H.  Click,  Jr.,  Its  Manager

ROBERT  UNGER


/s/  Robert  Unger
------------------

DUTCHESS CAPITAL MANAGEMENT LLC, GENERAL PARTNER TO; DUTCHESS PRIVATE EQUITIES FUND LP AND DUTCHESS PRIVATE EQUITIES FUND II LP ("Dutchess")


/s/  Michael  A.  Novielli
--------------------------
By:  Michael  A.  Novielli,  Managing  Member

BORROWER

KELLEY  COMMUNICATION  COMPANY,  INC.

/s/  James Michael  Kelley
---------------------------
By  James Michael  Kelley,  President
   ----------------------------------

NETWORK  INSTALLATION  CORP.

     /s/  Jeffrey  R.  Hultman
     -------------------------
By  Jeffrey  R.  Hultman,  President
    --------------------